Schedule 14/DEF


                            Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:


[   ]  Preliminary Proxy Statement


[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))


[ X ]  Definitive Proxy Statement


[   ]  Definitive Additional Materials

[   ]  Soliciting Material under Rule 14a-12



--------------------------------------------------------------------------------
                              WYNSTONE FUND, L.L.C.

                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[ X ]         No fee required.

                              WYNSTONE FUND, L.L.C.
                          C/O CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                 MARCH 31, 2003

Dear Member:

         On behalf of the Board of Managers (the "Board") of Wynstone Fund, L.L.C. (the "Fund"), it is my pleasure to invite you to attend a Special Meeting of Members of the Fund (the "Meeting"). The Meeting will be held at 11:00 a.m. (Eastern Standard time) on April 25, 2003, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The formal notice of the Meeting is included with these materials.

         As you may know, on January 2, 2003, Fahnestock Viner Holdings Inc. ("Fahnestock"), its subsidiary Fahnestock & Co., Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC WM") and Canadian Imperial Bank of Commerce, entered into an agreement pursuant to which Fahnestock & Co. will, subject to certain conditions, acquire the investment fund management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, CIBC Oppenheimer Advisers, L.L.C. (to be renamed Advantage Advisers Management, L.L.C.), the investment adviser of the Fund (the "Adviser"). Consummation of the Transaction will result in a change in control of the Adviser and thus, will result in the automatic termination of the investment advisory agreement between the Adviser and the Fund, as required by the Investment Company Act of 1940. In anticipation of the consummation of the Transaction, please review the enclosed Proxy Statement in which you are being asked to approve a new investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement") which will permit the Adviser to continue to provide investment advice to the Fund.


         It is important to keep in mind that Fahnestock & Co. is acquiring the investment fund management businesses of CIBC WM, but is not acquiring the Fund or its assets. Your interest in the Fund will not change as a result of the Transaction. Moreover, the Transaction is not expected to have any impact on the Fund's investment program or result in any change in the personnel making investment decisions for the Fund. In addition, Fahnestock & Co. has advised the Board that it expects the current senior management team of the Adviser to be retained and that Fahnestock is committed to providing the same high quality services to which you have grown accustomed following the consummation of the Transaction.


         The Board therefore recommends that you vote "FOR" the approval of the New Advisory Agreement, thus enabling the Fund to continue to benefit from the Adviser's services. This and certain other matters are described more fully in the accompanying proxy materials.

         The business to be conducted at the Meeting is described more fully in the attached Notice of Special Meeting and Proxy Statement. Please read the Proxy Statement carefully in deciding how to vote.

         Please  feel  free  to  call  the  proxy   solicitor,   PFPC  Inc.,  at
1-877-456-6399 to answer any questions you may have regarding the voting of your interests.


         WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR VIEWS BE REPRESENTED. TO BE SURE THAT HAPPENS, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED OR BY FAX TO 1-877-226-7171 OR VOTE AS OTHERWISE PROVIDED IN THE ENCLOSED PROXY CARD. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.


         Thank you for your confidence and support.

                                                 Very truly yours,

                                                 WYNSTONE FUND, L.L.C.


                                                 Howard M. Singer
                                                 Principal Manager

                              QUESTIONS AND ANSWERS


         AT A SPECIAL MEETING OF THE MEMBERS ("MEMBERS") OF WYNSTONE FUND, L.L.C. (THE "FUND") TO BE HELD ON APRIL 25, 2003, MEMBERS WILL HAVE THE OPPORTUNITY TO VOTE ON TWO PROPOSALS RELATING TO THE FUND. WE RECOMMEND THAT YOU CAREFULLY READ THE ENCLOSED PROXY STATEMENT, WHICH DESCRIBES THE PROPOSALS IN DETAIL. THE FOLLOWING "QUESTIONS AND ANSWERS" ARE PROVIDED FOR YOUR CONVENIENCE.


WHY IS THE FUND HOLDING A SPECIAL MEETING OF MEMBERS?


                  Fahnestock Viner Holdings Inc. ("Fahnestock"), its subsidiary Fahnestock & Co., Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC WM") and Canadian Imperial Bank of Commerce ("CIBC") entered into an agreement pursuant to which Fahnestock & Co. agreed to acquire the investment fund management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, CIBC Oppenheimer Advisers, L.L.C. (to be renamed Advantage Advisers Management, L.L.C.), the investment adviser of the Fund (the "Adviser"). In connection with the Transaction, CIBC WM will cease to serve as the managing member of the Adviser and will be replaced by Oppenheimer Asset Management Inc. (the "Managing Member"), an affiliate of Fahnestock. In addition, CIBC WM will cease to serve as the Fund's placement agent and will be replaced by Fahnestock & Co. The Investment Company Act of 1940, as amended (the "1940 Act"), provides that the change in control of the Adviser resulting from the Transaction will constitute an "assignment" of the currently effective investment advisory agreement between the Adviser and the Fund. As required by the 1940 Act, such an assignment will result in the automatic termination of that agreement. In anticipation of the consummation of the Transaction and to provide continuity in investment advisory services to the Fund, the Board of Managers of the Fund (the "Board") unanimously approved a new investment advisory agreement (the "New Advisory Agreement") that would become effective upon the consummation of the Transaction, subject to approval of the New Advisory Agreement by Members.


                  Under the 1940 Act, an investment advisory agreement is required to be approved by the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the investment company. For these reasons, Members are being asked to approve the New Advisory Agreement.

WHAT IS BEING ACQUIRED IN THE TRANSACTION?

                  As noted above, Fahnestock & Co. has agreed to acquire the investment fund management business of CIBC WM. The Fund is not being acquired.


HOW WILL THE TRANSACTION AFFECT THE OPERATIONS OF THE FUND?

                  Investment professionals employed by KBW Asset Management, Inc. ("KBWAM"), the non-managing member of the Adviser, will continue to manage the Fund's investment portfolio on behalf of the Adviser, and Mr. Charles H. Lott, an officer of KBWAM, will continue to be primarily responsible for the day-to-day management of the Fund's investment portfolio. Fahnestock has advised the Board that it does not expect any changes, other than changes in the ordinary course of business, in the senior management team of the Adviser, or in the manner in which the Adviser renders services to the Fund, following the Transaction. The Board has considered the potential impact of the Transaction on other aspects of the Fund's operations. In this regard, the Board believes that the operations of the Fund will be performed at the same level following the Transaction.


HOW WILL THE TRANSACTION AFFECT ME AS A MEMBER?

                  The fees charged to the Fund and the Members will not change as a result of the Transaction. The Transaction will not otherwise affect any rights, privileges or obligations of the Members. In addition, the Transaction will have no tax consequences to any Member or the Fund.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

                  The Board recommends that you vote "FOR" each of the proposals on the proxy card.

HOW CAN I VOTE?


                  Whether or not you attend the Meeting, you may vote by using one of the following options:

                           o        BY MAIL:  Mark,  sign and date the  enclosed
                                    proxy  card  and  return  in  the   enclosed
                                    envelope;

                           o BY FAX: Mark, sign and date the enclosed proxy card and fax both sides of the card to 1-877-226-7171. Do not mail the paper proxy card;

                           o BY PHONE: Call 1-888-221-0697 to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or

                           o        BY  INTERNET:  Log  on to  www.proxyweb.com.
                                    Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.


                  If you attend the Meeting, you may vote in person.

                              WYNSTONE FUND, L.L.C.
                          C/O CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017


                      NOTICE OF SPECIAL MEETING OF MEMBERS
                          TO BE HELD ON APRIL 25, 2003



To the Members:


                  A Special Meeting (the "Meeting") of the Members (the "Members") of Wynstone Fund, L.L.C. (the "Fund") will be held on April 25, 2003, at 11:00 a.m. (Eastern Standard time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.


                  The Meeting is called for the following purposes:

                  (1) to approve a new investment advisory agreement between the Fund and its investment adviser, CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") (to be renamed Advantage Advisers Management, L.L.C.), to become effective upon the acquisition by Fahnestock & Co. Inc. of the investment fund management business of CIBC World Markets Corp.;

                  (2) to elect seven persons to serve as members of the Board of Managers of the Fund; and

                  (3) to transact such other business as may properly come before the Meeting.

                  These   items  are   discussed   in  greater   detail  in  the
accompanying Proxy Statement.


                  You may vote at the Meeting if you are a Member of record of the Fund as of the close of business on February 28, 2003. If you attend the Meeting, you may vote in person. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope or by fax to 1-877-226-7171 or vote as otherwise indicated on the enclosed proxy card. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of each proposal.


                  The Fund will furnish, without charge, a copy of the Fund's most recent annual report and semi-annual report to Members upon request. Please call 1-888-697-9661 to request a copy of these reports.

                  If  you  have  any   questions,   please  call  your   account
representative or CIBC World Markets Corp., Alternative Investments Group at 212-667-4225.

                                                 By Order of the
                                                 Board of Managers

                                                 Howard M. Singer
                                                 Principal Manager

EACH MEMBER'S VOTE IS IMPORTANT. THE MEETING OF MEMBERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.


YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE AS OTHERWISE PROVIDED IN THE ENCLOSED PROXY CARD.

                              WYNSTONE FUND, L.L.C.
                          C/O CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                             Telephone: 212-667-4225


                           SPECIAL MEETING OF MEMBERS
                          To Be Held on April 25, 2003


                   ------------------------------------------

                                 PROXY STATEMENT

                   ------------------------------------------




                  This Proxy Statement is being furnished to members (each, a "Member" and, collectively, "Members") of Wynstone Fund, L.L.C. (the "Fund") by the Board of Managers of the Fund (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on April 25, 2003, beginning at 11:00 a.m. (Eastern Standard time). Your proxy may also be voted at any adjournment of the Meeting.


                  In addition to soliciting proxies by mail, officers of CIBC World Markets Corp. ("CIBC WM"), the managing member of CIBC Oppenheimer Advisers, L.L.C. (to be renamed Advantage Advisers Management, L.L.C.), the Fund's investment adviser (the "Adviser"), and officers and employees of the Fund's administrator, PFPC Inc., may solicit proxies by telephone, telegraph or in person, without special compensation. CIBC WM will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.

                  At the Meeting, Members will vote on proposals: (i) to approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and the Adviser which will enable the Adviser to continue to provide investment advice to the Fund after the consummation of the acquisition by Fahnestock & Co. Inc. ("Fahnestock & Co."), a subsidiary of Fahnestock Viner Holdings Inc. ("Fahnestock"), of the investment fund management business of CIBC WM (the "Transaction"); and (ii) to elect seven persons to serve as members of the Board (the "Managers").

                  If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interest in the Fund will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted: (i) FOR the approval of the New Advisory Agreement, and (ii) FOR the election of each nominee to serve as a member of the Board. You have the right to revoke your proxy at any time prior to its exercise either by attending the Meeting and voting in person or by sending a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

                  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A vote may be taken on one or more of the proposals prior to such an adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of the holders of a majority of the Member interests in the Fund present at the Meeting in person or by proxy and entitled to vote. Under the limited liability company agreement of the Fund, the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date will constitute a quorum at the Meeting.


                  The close of business on February 28, 2003, has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

                  Each Member is entitled to cast a number of votes equivalent to such Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total of the capital accounts of all Members was $21,826,877.56.

                  This Proxy Statement is first being mailed to Members on or about March 31, 2003.


                  The Fund's most recent annual report and semi-annual report to Members are available upon request, without charge, by calling 1-888-697-9661.


                  None of the Managers holds any outstanding interests in the Fund. Members known to the Fund to own of record or beneficially 5% or more of the outstanding interests in the Fund as of the Record Date are identified in Exhibit A to this Proxy Statement. As of the Record Date, the Adviser and its affiliates (collectively, the "Adviser Affiliates") owned beneficially, as Members, in the aggregate 21.17% of the outstanding interests in the Fund.



--------
(1) An investment percentage is established for each Member on the Fund's books as of the first day of each fiscal period. The investment percentage of each Member was most recently established on February 1, 2003, and was determined by dividing the balance of the Member's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Members as of that date. The sum of the investment percentages of all Members for each fiscal period equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

                                TABLE OF CONTENTS


                                                                                                             Page
                                                                                                             ----

I.    Proposals for Member Approval............................................................................1

      Proposal 1 --Approval of the New Advisory Agreement Between the Fund and the Adviser.....................1

      Proposal 2 --Election of Seven Nominees to Serve as Managers of the Fund.................................8

II.   Voting Information .....................................................................................16

III.  Other Matters and Additional Information................................................................17

I.       PROPOSALS FOR MEMBER APPROVAL.


                                   PROPOSAL 1

                      TO APPROVE THE NEW ADVISORY AGREEMENT
                              BETWEEN THE FUND AND
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.

INTRODUCTION

                  Under the currently effective investment advisory agreement (the "Advisory Agreement") between the Fund and the Adviser, the Adviser has the authority and responsibility to provide investment advice to, and manage the investments of, the Fund. The Adviser is a Delaware limited liability company for which CIBC WM serves as the managing member. KBW Asset Management, Inc. ("KBWAM") is the non-managing member of the Adviser, and is responsible for providing the Adviser the personnel who provide portfolio management services to the Fund, subject to the supervision of CIBC WM, the Adviser's managing member. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has provided investment advice to the Fund since the commencement of the Fund's operations.

INVESTMENT COMPANY ACT OF 1940 REQUIREMENTS

                  As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Advisory Agreement will automatically terminate upon an "assignment." An "assignment" is deemed to include any change of control of the Adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company, such as the Fund, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. The Transaction will result in a change in control of the Adviser because an affiliate of Fahnestock will become the managing member of the Adviser. Therefore, in order for the Adviser to continue to provide investment advice to the Fund after the consummation of the Transaction, Members must approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and the Adviser (to be renamed Advantage Advisers Management, L.L.C.).

                  If approved by the Members, the New Advisory Agreement will become effective upon the consummation of the Transaction and will have an initial term of two years from the date of its execution. The New Advisory Agreement will continue in effect from year to year thereafter provided that such continuance is approved annually by: (i) the Board; or (ii) the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund; and, that, in either event, such continuance also is approved by a majority of the Managers who are not "interested persons," (as defined by the 1940 Act) of the Fund (the "Independent Managers") by vote cast in person at a meeting called for the purpose of voting on such approval.


                  In anticipation of the Transaction, and to provide continuity in investment advisory services, at a meeting held on January 24, 2003, the Board, including a majority of the

Independent Managers, approved the New Advisory Agreement and directed that the New Advisory Agreement be submitted to Members for approval at the Meeting. THE TERMS OF THE NEW ADVISORY AGREEMENT ARE THE SAME IN ALL MATERIAL RESPECTS TO THE TERMS OF THE ADVISORY AGREEMENT, EXCEPT FOR THE DATE OF ITS EFFECTIVENESS AND ITS INITIAL TERM. At its meeting, the Board, including a majority of the Independent Managers, also approved a new administrative services agreement between the Fund and Fahnestock & Co. and a new placement agent agreement between the Fund and Fahnestock & Co. These new agreements will permit Fahnestock & Co. to provide, and permit the Fund to receive, the same services under those agreements as are now provided by CIBC WM, at the same fees, after the consummation of the Transaction. The new administrative services agreement and the new placement agent agreement are not subject to approval by the Members. They will become effective upon the consummation of the Transaction if the New Advisory Agreement is approved by Members.

                  CIBC WM and Fahnestock intend to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined by the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board is not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. Moreover, Fahnestock has agreed with CIBC WM, that it and its affiliates will use reasonable best efforts to ensure that no unfair burden will be imposed on the Fund by or as a result of the Transaction.


                  The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser. In connection with satisfaction of this requirement, Fahnestock has agreed with CIBC WM that it will use reasonable best efforts to ensure compliance with this requirement. The Board consists of four Managers, three of whom are not "interested persons" of the Adviser, Fahnestock or any of their respective affiliated persons. Thus, the composition of the Board currently satisfies the 75% requirement. It is expected that the composition of the Board will continue to satisfy the condition of Section 15(f) for the requisite three-year period.

THE ADVISER

                  The Adviser is located at 622 Third Avenue, New York, New York 10017. The Adviser manages the Fund's investments, subject to the supervision of the Board. KBWAM is a non-managing member of the Adviser. Under the terms of the limited liability company agreement governing the Adviser, KBWAM provides the Adviser the personnel who provide portfolio management services to the Fund, subject to the supervision of CIBC WM, the Adviser's managing member. CIBC WM is located at 622 Third Avenue, New York, New York 10017. KBWAM is located at Two Hudson Place, 4th Floor, Hoboken, New Jersey 07030.


                  CIBC WM is the U.S. corporate, investment, institutional and private client banking arm of the Canadian Imperial Bank of Commerce ("CIBC"), the parent and controlling person of CIBC WM. CIBC WM is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act. Howard M. Singer, a Managing Director of CIBC WM, serves as a member of the Board of Managers of the Fund. CIBC is located at Commerce Court, Toronto, Ontario, Canada M5L 1A2.


                  The Adviser does not have any directors or officers.

INFORMATION CONCERNING FAHNESTOCK


                  Fahnestock & Co. is registered as investment adviser under the Advisers Act, and as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc.

                  Fahnestock is a publicly traded company listed on the New York Stock Exchange. Fahnestock & Co., the principal subsidiary of Fahnestock, is a full-service, self-clearing securities brokerage firm headquartered in New York, and an investment adviser. Fahnestock & Co. is a member firm of the New York Stock Exchange and all principal U.S. exchanges. Following the Transaction, the combined firm will have over sixteen hundred financial consultants and will rank among the top ten independent full-service retail broker-dealers in the United States, based on number of financial consultants and client assets.


                  Fahnestock & Co. is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner International Co., which in turn is wholly-owned by Fahnestock. In excess of 50% of the Class B (voting) shares of Fahnestock are owned by Phase II Financial Ltd., an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of Fahnestock are owned by Elka Estates Limited, an Ontario corporation which is controlled by Olga Roberts.

                  The principal business address of each of the foregoing is 125 Broad Street, 16th Floor, New York, New York 10004.

THE TRANSACTION


                  On January 2, 2003, Fahnestock, Fahnestock & Co., CIBC WM and CIBC entered into an agreement pursuant to which Fahnestock & Co. agreed to acquire the investment fund management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, the Adviser. In addition, pursuant to that agreement, Fahnestock & Co. acquired the U.S. brokerage business of CIBC WM. Currently, CIBC WM serves as the managing member of the Adviser and serves as the placement agent for interests in the Fund. In addition, CIBC WM provides certain administrative services to the Fund.

                  The Transaction is subject to various conditions being satisfied prior to closing, including, among other things, the requisite approval of agreements by Members and the receipt of requisite regulatory approvals. If for any reason the Transaction is not consummated, the Advisory Agreement, as now in effect, will remain in effect in accordance with its terms.


                  Upon consummation of the Transaction, CIBC WM will cease to serve as the managing member of the Adviser and will be replaced by Oppenheimer Asset Management Inc. (the "Managing Member"), an affiliate of Fahnestock which is registered as an investment adviser under the Advisers Act. In accordance with the provisions of the 1940 Act, this transfer of control of the Adviser from CIBC WM to the Managing Member will result in the "assignment" of the investment advisory agreement between the Adviser and the Fund and, as required by the 1940 Act and the Advisory Agreement, will result in the automatic termination of the Advisory Agreement. In anticipation of the consummation of the Transaction and to provide continuity in investment advisory services to the Fund, the Board, including each of the Independent Managers, unanimously approved the New Advisory Agreement which will permit the Adviser to continue to provide investment advice to the Fund after the Transaction. The New Advisory Agreement can become effective only if approved by Members.

                  Fahnestock's acquisition of the U.S. brokerage business of CIBC WM closed on January 3, 2003, and the purchase agreement with respect to the investment fund management business of CIBC WM was executed as of January 2, 2003. The Transaction is scheduled to be completed on or about April 30, 2003. Upon the consummation of the Transaction, and subject to approval of the New
Advisory Agreement by Members, Fahnestock & Co. will replace CIBC WM as the administrator and placement agent of the Fund.

                  In connection with the Transaction, CIBC and/or CIBC WM, on the one hand, and Fahnestock and/or Fahnestock & Co., on the other, entered into a series of related agreements pursuant to which there would be an ongoing relationship between the parties following the closing. These agreements relate primarily to the sale of the U.S. brokerage business of CIBC WM, and provide, in part, that CIBC WM will provide research to Fahnestock & Co. for up to two years and clear transactions executed by Fahnestock & Co. In addition, CIBC agreed for a period of time not to compete against or solicit certain clients of Fahnestock in connection with the brokerage business being acquired. CIBC also agreed for a period of time not to solicit certain employees or clients of Fahnestock & Co. in connection with the investment fund management business being acquired.

THE ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT

                  Under the Advisory Agreement, the Adviser is responsible for providing investment advice to the Fund. The New Advisory Agreement provides the same authority to the Adviser and will become effective upon the consummation of the Transaction. The Advisory Agreement was initially approved by the Board, including a majority of the Independent Managers, and by the organizational member of the Fund, on September 2, 1998. The Advisory Agreement and the New Advisory Agreement are the same in all material respects, except for their effective dates and initial terms. A copy of the New Advisory Agreement is contained in Exhibit B to this Proxy Statement.

                  Under the terms of the New Advisory Agreement, the Adviser will continue to be responsible for the management of the Fund's portfolio of investments in accordance with the Fund's stated investment policies and restrictions. The Adviser will continue to be responsible for making investment decisions for the Fund, placing purchase and sale orders and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.


                  Under the Advisory Agreement, the Adviser is entitled to receive an incentive allocation of 20% of the net profits, if any, that have been credited to the capital accounts of each Member. The incentive allocation generally is determined at the end of each calendar year (and upon the complete repurchase of a Member's interest in the Fund), and is charged to a Member only to the extent that cumulative net profits allocated to that Member exceed cumulative net losses allocated to the Member. The same incentive allocation will apply under the New Advisory Agreement. During the Fund's fiscal year ended December 31, 2002, the aggregate amount of incentive allocations made to the Adviser from the capital accounts of Members was $103.17.


                  All expenses incurred in the operation of the Fund will continue to be borne by the Fund, except to the extent specifically required to be borne by the Adviser or Fahnestock. These include, but are not limited to: all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds; all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; all costs and expenses associated with the organization and registration of the Fund, and certain offering costs and the costs of compliance with any applicable Federal or state laws; the costs and expenses of holding any meetings of the Board and any meetings of Members; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund; the 1% annual administrative services fee and the fees of custodians and persons (such as PFPC Inc.) providing administrative services to the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Managers; all expenses of computing the Fund's net asset value, including any equipment or services obtained for such purposes; and such other types of expenses as may be approved from time to time by the Board.

                  If approved by Members, the New Advisory Agreement will become effective upon the consummation of the Transaction and may be terminated without penalty: (i) by the Fund upon 60 days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act); or (ii) by the Adviser upon 60 days' prior written notice to the Fund. Under the Advisory Agreement, the authority of the Adviser to provide investment advice to the Fund automatically terminates upon the occurrence of any event constituting an "assignment" as defined by the 1940 Act. The New Advisory Agreement similarly provides for its automatic termination upon an assignment.

                  Each of the Advisory Agreement and the New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.


EVALUATION BY THE BOARD

                  The New Advisory Agreement was unanimously approved by the Board and by the Independent Managers at a meeting held on January 24, 2003.

                  In approving the New Advisory Agreement and determining to submit it to Members for approval, the Board determined that continuity and efficiency of advisory services after the Transaction can best be assured by approving the New Advisory Agreement. The Board believes that the New Advisory Agreement will enable the Fund to obtain high quality investment advisory services at a cost which it deems appropriate and reasonable and that approval of the New Advisory Agreement is in the best interests of the Fund and its Members.

                  In connection with their  considerations,  the Board requested and received and, with the assistance of independent legal counsel, reviewed, information regarding the New Advisory Agreement and relevant materials furnished by the Adviser, CIBC WM and Fahnestock. These materials included written information regarding Fahnestock and its management, history, qualifications, personnel, operations and financial condition and other pertinent information.

                  In addition, Albert G. Lowenthal, the Chairman and CEO of Fahnestock & Co., met with the Board to discuss Fahnestock's current intentions with respect to the Adviser and responded to questions of the Board. In discussions with representatives of Fahnestock, the Board was advised that Fahnestock does not expect any changes, other than changes in the ordinary course of business, in the senior management team of the Adviser, or in the manner in which the Adviser renders services to the Fund. Fahnestock further advised the Board that it anticipates the eligibility of the Adviser to serve as the Fund's investment adviser will not be affected by the Transaction, that the Adviser will continue to provide investment advice with no material changes in operating conditions, and, in particular, that the Transaction will not adversely affect the ability of the Adviser to fulfill its obligations under the New Advisory Agreement.

                  In considering the New Advisory Agreement, the Board focused primarily on the nature, quality and scope of operations and services to date provided by the Adviser to the Fund, which are expected to continue to be provided after the Transaction. It also focused on the fact that the Advisory Agreement and the New Advisory Agreement, including the terms relating to the services to be performed by the Adviser, and the expenses and incentive allocation payable by the Fund, are the same in all material respects. In connection with these primary considerations, the Board considered the New Advisory Agreement in comparison to the investment advisory arrangements of other investment companies and funds, including funds advised by affiliates of the Adviser; particularly, with regard to the level of fees, and the benefits to the Adviser of its relationship with the Fund. The Board also considered that the key personnel who provide investment advice to the Fund under the supervision of CIBC WM, would continue to provide investment advice to the Fund after the Transaction, and the commitment of Fahnestock & Co. to maintain the continuity of management functions and the services provided to the Fund by the Adviser.

                  In addition to the foregoing considerations, the Board considered the likelihood of the Adviser's continued financial stability following consummation of the Transaction; particularly in light of the overall experience and reputation of Fahnestock & Co., and its financial stability, and also considered whether there are any aspects of the Transaction likely to affect adversely the ability of the Adviser to retain and attract qualified personnel following the Transaction. In connection with these considerations, the Board also considered possible alternatives to approval of the New Advisory Agreement.

                  During its review and deliberations, the Board evaluated the potential benefits, detriments and costs to the Fund and its Members of the proposed Transaction. The Board determined that Members would likely benefit from the expected retention and the continued availability of the management expertise of the key personnel who provide investment advice to the Fund. In addition, the Board deemed it beneficial to the Fund to be affiliated with Fahnestock for several reasons, including the expanded distribution capabilities of Fahnestock.

                  Based upon its evaluation of the relevant information presented to it, and in light of the fiduciary duties of the Managers under federal and state law, the Board, including all of the Independent Managers, determined that the New Advisory Agreement is in the best interests of the Fund and Members, and recommends that Members approve the New Advisory Agreement.

                  One of the Managers has an interest in the approval of the New Advisory Agreement as a result of his financial interest in and position with the Adviser or its affiliates, as described above under the heading "The Adviser."


REQUIRED VOTE


                 Approval of the New Advisory Agreement by Members requires the affirmative vote of a "majority of the outstanding voting securities" of the
Fund, which for this purpose means the affirmative vote of the lesser of: (i) Members holding interests in the Fund representing more than 50% of the outstanding interests; or (ii) Members holding interests in the Fund representing 67% or more of the interests in the Fund present at the Meeting if the holders of more than 50% of the outstanding voting interests are represented at the Meeting in person or by proxy. If Members do not approve the New Advisory Agreement, CIBC, Fahnestock and Fahnestock & Co. may nevertheless determine to proceed with the Transaction. In such case, the Advisory Agreement would terminate automatically upon the change of control of the Adviser. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund and Members.



                   THE BOARD OF MANAGERS, INCLUDING ALL OF THE
                        INDEPENDENT MANAGERS, RECOMMENDS
                       THAT MEMBERS VOTE "FOR" PROPOSAL 1.

ADDITIONAL INFORMATION


                  CIBC WM provides management and administration services to the Fund pursuant to a separate administrative services agreement with the Fund. Under the administrative services agreement, CIBC WM generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall supervision of the Board. For services provided under the terms of that agreement, CIBC WM receives a monthly fee which is computed at the annual rate of 1.00% of the value of the Fund's net assets. For the fiscal year ended December 31, 2002, CIBC WM received $241,776.64 in fees under the agreement. CIBC WM has retained KBWAM to provide certain services to the Fund pursuant to a sub-administrative services agreement. CIBC WM, from the fees it receives under the management and administration agreement, pays KBWAM for such services. CIBC WM also acts as placement agent pursuant to a placement agent agreement with the Fund, but is not compensated for its services as placement agent. During the fiscal year ended December 31, 2002, CIBC WM executed certain portfolio transactions for the Fund. The aggregate amount of commissions paid by the Fund to Keefe, Bruyette & Woods, Inc., an affiliated broker of the KBWAM, in connection with these transactions was $19,050.00 which constitutes 26.67% of the total brokerage commissions paid by the Fund during the period. Other than administrative service fees, commissions and the incentive allocation to the Adviser, no fees were paid by the Fund to the Adviser, its affiliated persons or any affiliated persons of such persons during the fiscal year ended December 31, 2002.


                                   PROPOSAL 2

                       TO ELECT SEVEN NOMINEES TO SERVE AS
                              MANAGERS OF THE FUND

                  At the Meeting, Members will vote on seven nominees to serve as Managers. The nominees include Jesse H. Ausubel, Charles F. Barber and Paul Belica, each of whom is an Independent Manager and has served as a Manager since the Fund's inception. Each of the Independent Managers was elected by the Fund's organizational member. The other nominees are James E. Buck, Luis Rubio and Janet L. Schinderman, who are not presently serving as Managers and have not previously been elected by the Members, and Howard M. Singer, who presently serves as a Manager and is an "interested person," as defined by the 1940 Act, of the Fund. The Board has determined to have each of the present Managers and Mr. Buck, Mr. Rubio and Ms. Schinderman stand for election at this time. This election will help assure continued compliance with 1940 Act provisions regarding the election of Managers and should help reduce the need for a meeting of Members in the foreseeable future for that purpose.

                  The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the seven nominees named above to serve as Managers. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Managers.

                  Information   regarding   the   nominees,    including   brief
biographical information, is set forth below.



                                                                                                (5)
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            (6)
                                 (2)           (3)                                          FUND COMPLEX           OTHER
                              POSITION(S)    TERM OF                                         OVERSEEN BY     DIRECTORSHIPS HELD
                                 HELD        OFFICE/                   (4)                   MANAGER OR        BY MANAGER OR
          (1)                 WITH THE      LENGTH OF         PRINCIPAL OCCUPATION(S)        NOMINEE FOR         NOMINEE FOR
  NAME, ADDRESS AND AGE         FUND       TIME SERVED         DURING PAST 5 YEARS            MANAGER             MANAGER
  ---------------------         ----       -----------         -------------------            -------             -------

Jesse H. Ausubel              Manager      Indefinite/      Director, Richard Lounsbery          4            See column (4)
c/o Rockefeller University                 9/2/98-Present   Foundation (1998 to
Mail Stop 234                                               present); Director, Program
1230 York Avenue                                            for the Human Environment
New York, NY 10021                                          and Senior Research
Age 51                                                      Associate, The Rockefeller
                                                            University (1993 to
                                                            present); Program
                                                            Director, Alfred P. Sloan
                                                            Foundation (1994 to
                                                            present); Adjunct
                                                            Scientist, Woods Hole
                                                            Oceanographic Institution
                                                            (1995 to present). Mr.
                                                            Ausubel also is a member
                                                            of the Board of Managers
                                                            of Stratigos Fund, L.L.C.
                                                            ("Stratigos"), Whistler
                                                            Fund, L.L.C. ("Whistler")
                                                            and Xanthus Fund, L.L.C.
                                                            ("Xanthus"), for each of
                                                            which the Adviser serves
                                                            as investment adviser.

Charles F. Barber             Manager      Indefinite/      Consultant, Former Chairman          6            See column (4)
66 Glenwood Drive                          9/2/98-Present   of the Board, ASARCO
Greenwich, CT 06839                                         Incorporated;(2) Director of
Age 85                                                      16 investment companies
                                                            advised by Salomon
                                                            Brothers Asset Management,
                                                            Inc. Mr. Barber also is a
                                                            member of the Board of
                                                            Managers of Stratigos,
                                                            Whistler and Xanthus, for
                                                            each of which the Adviser
                                                            serves as the investment
                                                            adviser, and is a Director
                                                            of The India Fund, Inc.
                                                            ("India Fund") and The
                                                            Asia Tigers Fund, Inc.
                                                            ("Asia Fund"), for which
                                                            affiliates of the Adviser
                                                            serve as investment
                                                            adviser.


--------
(2) ASARCO Incorporated, a wholly-owned subsidiary of Grupo Mexico S.A. de C.V., is an integrated producer of copper and other metals.

                                                                                                (5)
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            (6)
                                 (2)           (3)                                          FUND COMPLEX           OTHER
                              POSITION(S)    TERM OF                                         OVERSEEN BY     DIRECTORSHIPS HELD
                                 HELD        OFFICE/                   (4)                   MANAGER OR        BY MANAGER OR
          (1)                 WITH THE      LENGTH OF         PRINCIPAL OCCUPATION(S)        NOMINEE FOR         NOMINEE FOR
  NAME, ADDRESS AND AGE         FUND       TIME SERVED         DURING PAST 5 YEARS            MANAGER             MANAGER
  ---------------------         ----       -----------         -------------------            -------             -------

Paul Belica                   Manager      Indefinite/      Director or Trustee of               4            See column (4)
359 Cedar Drive West                       9/2/98-Present   twelve investment companies
Briarcliff Manor, NY 10501                                  advised by PIMCO (2000 to
Age 81                                                      present); Advisor, Salomon
                                                            Smith Barney Inc. (1988 to
                                                            2000); Director, Deck
                                                            House Inc. (1970 to
                                                            1999);(3) Director,
                                                            Central European Value
                                                            Fund (1994 to 1999);
                                                            Director, Surety Loan
                                                            Funding, Inc., Student
                                                            Loan Finance Corp.,
                                                            Education Loans, Inc. and
                                                            Goal Funding, Inc. (1998
                                                            to present). Mr. Belica
                                                            also is a member of the
                                                            Board of Managers of
                                                            Stratigos, Whistler and
                                                            Xanthus, for which the
                                                            Adviser serves as
                                                            investment adviser.

James E. Buck                 Nominee      Indefinite/      Mr. Buck retired in 2002 as         none               none
10 East 85th Street                        N/A              Senior Vice President and
Apt. 7A                                                     Secretary of the New York
New York, NY 10028                                          Stock Exchange, Inc. (the
Age: 66                                                     "Exchange") and the
                                                            subsidiaries of the
                                                            Exchange including the
                                                            NYSE Foundation and the
                                                            Fallen Heroes Fund. His
                                                            career spanned 35 years,
                                                            with 29 of these as
                                                            Secretary. Prior to
                                                            joining the Exchange in
                                                            1967, Mr. Buck served with
                                                            the SEC as Legal Assistant
                                                            to a Commissioner and as a
                                                            Trial Attorney.


Luis Rubio                    Nominee      Indefinite/      Dr. Rubio is President of            7          See column (4)
Centro de Investigacion                    N/A              Centro de Investigacion
Para El Desarrollo, A.C.                                    Para el Desarrollo, A.C.
Jaime Balmes No. 11, D-2                                    (Center of Research
Los Morales Polanco                                         Development), an Adjunct
Mexico, D.F. 11510                                          Fellow of the Center for
Age 47                                                      Strategic and International
                                                            Studies, a Member of the
                                                            Advisory Board of the
                                                            National Council of
                                                            Science and Technology of
                                                            Mexico and a Director of
                                                            the Human Rights
                                                            Commission of Mexico City.
                                                            He is a Director of India
                                                            Fund and Asia Fund,



--------

(3) Deck House, Inc. is a provider of pre-engineered post and beam housing and related services.

                                                                                                (5)
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            (6)
                                 (2)           (3)                                          FUND COMPLEX           OTHER
                              POSITION(S)    TERM OF                                         OVERSEEN BY     DIRECTORSHIPS HELD
                                 HELD        OFFICE/                   (4)                   MANAGER OR        BY MANAGER OR
          (1)                 WITH THE      LENGTH OF         PRINCIPAL OCCUPATION(S)        NOMINEE FOR         NOMINEE FOR
  NAME, ADDRESS AND AGE         FUND       TIME SERVED         DURING PAST 5 YEARS            MANAGER             MANAGER
  ---------------------         ----       -----------         -------------------            -------             -------

                                                            for which affiliates of
                                                            the Adviser serve as
                                                            investment adviser; a
                                                            Director of CIBC
                                                            Oppenheimer Technology
                                                            Partners, L.L.C.
                                                            ("Technology Partners"),
                                                            for which the Adviser
                                                            serves as investment
                                                            adviser; and a Director of
                                                            certain other offshore
                                                            private investment funds;
                                                            an Individual General
                                                            Partner of Augusta
                                                            Partners, L.P. ("Augusta")
                                                            and Troon Partners, L.P.
                                                            ("Troon"), investment
                                                            companies for which
                                                            affiliates of the Adviser
                                                            serve as investment
                                                            adviser; a member of the
                                                            Board of Managers of
                                                            Alyeska Fund, L.L.C.
                                                            ("Alyeska") and Sawgrass
                                                            Fund, L.L.C. ("Sawgrass");
                                                            a member of the Management
                                                            Board of Deauville Europe
                                                            Fund, L.L.C.
                                                            ("Deauville"), for which
                                                            an affiliate of the
                                                            Adviser serves as
                                                            investment adviser; and a
                                                            Trustee of Advantage
                                                            Advisers Multi-Sector Fund
                                                            I ("AAMSF1"), for which an
                                                            affiliate of the Adviser
                                                            serves as investment
                                                            adviser.

Janet L. Schinderman          Nominee      Indefinite/      Ms. Schinderman has been             5          See column (4)
Columbia Business School                   N/A              Associate Dean for Special
Office of the Dean                                          Projects and Secretary to
101 Uris Hall                                               the Board of Overseers at
Columbia                                                    Columbia Business School of
New York, NY 10027                                          Columbia University since
Age 51                                                      1990.  From June 2001 to
                                                            August 2002, she served as
                                                            a director of Click
                                                            Software. Ms. Schinderman
                                                            is also an Individual
                                                            General Partner of Augusta
                                                            and Troon, investment
                                                            companies for which
                                                            affiliates of the Adviser
                                                            serve as investment


                                                                                                (5)
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN            (6)
                                 (2)           (3)                                          FUND COMPLEX           OTHER
                              POSITION(S)    TERM OF                                         OVERSEEN BY     DIRECTORSHIPS HELD
                                 HELD        OFFICE/                   (4)                   MANAGER OR        BY MANAGER OR
          (1)                 WITH THE      LENGTH OF         PRINCIPAL OCCUPATION(S)        NOMINEE FOR         NOMINEE FOR
  NAME, ADDRESS AND AGE         FUND       TIME SERVED         DURING PAST 5 YEARS            MANAGER             MANAGER
  ---------------------         ----       -----------         -------------------            -------             -------

                                                            adviser; a member of the
                                                            Board of Managers of
                                                            Alyeska and Sawgrass, for
                                                            which the Adviser serves
                                                            as investment adviser; a
                                                            member of the Management
                                                            Board of Deauville, for
                                                            which an affiliate of the
                                                            Adviser serves as
                                                            investment adviser; and a
                                                            Trustee of AAMSF1, for
                                                            which an affiliate of the
                                                            Adviser serves as
                                                            investment adviser.

Howard M. Singer*             Manager      Indefinite/      Mr. Singer is a Managing             11                none
CIBC World Markets Corp.                   4/26/00-Present  Director, Alternative
622 Third Avenue                                            Investments Group of the
8th Floor                                                   Asset Management Division,
New York, NY 10017                                          CIBC World Markets Corp.
Age 39                                                      He is an Individual General
                                                            Partner of Augusta and
                                                            Troon, investment
                                                            companies for which
                                                            affiliates of the Adviser
                                                            serve as investment
                                                            adviser; a member of the
                                                            Board of Managers of
                                                            Alyeska, Sawgrass,
                                                            Stratigos, Whistler and
                                                            Xanthus, for which the
                                                            Adviser serves as
                                                            investment adviser; a
                                                            member of the Management
                                                            Board of Deauville, for
                                                            which an affiliate of the
                                                            Adviser serves as
                                                            investment adviser; a
                                                            Director of India Fund and
                                                            Asia Fund, for which
                                                            affiliates of the Adviser
                                                            serve as investment
                                                            adviser; and a Trustee of
                                                            AAMSF1, for which
                                                            affiliates of the Adviser
                                                            serve as investment
                                                            adviser.

---------

*-Manager who is an "interested person," as defined by the 1940 Act, of the Fund.

                 The Fund does not have any officers.

         BOARD MEETINGS AND COMMITTEES.

                  The only standing committees of the Board are the Audit Committee and the Nominating Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit C.

                  The current members of the Audit Committee are Messrs. Ausubel, Barber and Belica, constituting all of the Independent Managers. The Audit Committee's primary responsibilities are:

      o to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers to the Fund;
      o to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and
      o to the extent there are Managers who are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board.


                  The most recent fiscal year of the Fund ended on December 31, 2002. During that fiscal year, the Board held four regular meetings and the
Audit Committee held two meetings. In connection with the Fund's audited financial statements for the fiscal year ended December 31, 2002, the Audit
Committee has: (i) reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2002; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380); (iii) received the written disclosures and a letter from Ernst & Young LLP regarding, and discussed with Ernst & Young LLP, its independence; and (iv) recommended to the Board that the audited financial statements of the Fund for the fiscal year ended December 31, 2002, be included in the Fund's annual report to Members for filing with the SEC.


                  The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Managers, is currently comprised of Messrs. Ausubel, Barber and Belica, constituting all of the Independent Managers. The Nominating Committee was established effective as of January 9, 2003, pursuant to the unanimous written consent of the Board. Thus, there were no meetings of the Nominating Committee during the fiscal year ended December 31, 2002. The Nominating Committee will consider nominees recommended by Members in a written request addressed to the attention of the Nominating Committee in care of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee.

                  Each of the Managers and Audit Committee members then serving attended at least 75% of the total number of meetings of the Board and, if a member, of the Audit Committee, held during the fiscal year ended December 31, 2002. Currently, 75% of the Managers are disinterested. If all of the nominees are elected by the Members, that percentage will increase to 83.33%.

                  MANAGER COMPENSATION.

                  The following table sets forth certain information regarding the compensation received by the Independent Managers for the fiscal year ended December 31, 2002 from the Fund and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. No compensation is paid by the Fund to Managers who are "interested persons," as defined by the 1940 Act, of the Fund.

                               COMPENSATION TABLE

                                                          (3)                                         (5)
                                   (2)                 PENSION OR                  (4)          TOTAL COMPENSATION
                                                       RETIREMENT               ESTIMATED       FROM FUND AND FUND
      (1)                       AGGREGATE          BENEFITS ACCRUED AS           ANNUAL
NAME OF PERSON,             COMPENSATION FROM          PART OF FUND           BENEFITS UPON         COMPLEX PAID TO
   POSITION                      FUND                    EXPENSES               RETIREMENT              MANAGERS
   --------                      ----                    --------               ----------              --------
Jesse H. Ausubel,               $7,200.00                   0                       0               $28,800.00
Manager

Charles F. Barber,              $7,800.00                   0                       0               $47,300.00
Manager

Paul Belica, Manager            $7,800.00                   0                       0               $31,200.00

                  Currently, the Independent Managers are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. The Board does not have a compensation committee.


                  MANAGER EQUITY OWNERSHIP.

                  The following table sets forth, as of December 31, 2002, with respect to each Manager, certain information regarding the beneficial ownership of equity securities of the Fund and of all registered investment companies overseen by the Manager within the same family of investment companies as the Fund.

                                                                                                 (3)
                                                          (2)                     AGGREGATE DOLLAR RANGE OF EQUITY
                  (1)                                DOLLAR RANGE             OF SECURITIES  IN ALL FUNDS  OVERSEEN OR
             NAME OF MANAGER                       EQUITY SECURITIES            TO BE OVERSEEN BY MANAGER OR NOMINEE
               OR NOMINEE                             IN THE FUND                IN FAMILY OF INVESTMENT COMPANIES
               ----------                             -----------                ---------------------------------
Jesse H. Ausubel                                         None                                   None

Charles F. Barber                                        None                                   None

Paul Belica                                              None                                   None

James E. Buck                                            None                                   None

Luis Rubio                                               None                                   None

Janet L. Schinderman                                     None                                   None

Howard M. Singer                                         None                               Over $100,000


                  As of December 31, 2002, the Independent Managers, and the immediate family members of the Independent Managers, did not beneficially own or own of record securities in the Adviser or CIBC WM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or CIBC WM.

                  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


                  Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, taken together, require the Managers, beneficial owners of more than 10% of the equity securities of the Fund, the Adviser, and directors and officers of the Adviser ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Fund's securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2002, have complied with applicable filing requirements, except that reports filed by CIBC WM, KBWAM and Canadian Imperial Holdings Inc. were not timely filed.


                  INDEPENDENT PUBLIC ACCOUNTANTS

                  Ernst & Young LLP was selected unanimously by the Board, including each of the Independent Managers, at a meeting held on February 14, 2002, to serve as the independent accountants for the Fund for the fiscal year ended December 31, 2002, and has served in such capacity since the Fund's inception. Although a representative of Ernst & Young LLP can attend and make a statement at the Meeting if Ernst & Young LLP wishes, no representative is expected to be at the Meeting. However, a representative of Ernst & Young LLP will be available by telephone to respond to appropriate questions.


                           AUDIT FEES- The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002 were $25,000.


                           FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES- For the fiscal year ended December 31, 2002, the Fund did not obtain any financial information systems design and implementation services from Ernst & Young LLP.


                           OTHER FEES- For the fiscal year ended December 31, 2002, the Fund was billed fees of $15,000 for tax return preparation and other tax-related services provided by Ernst & Young LLP to the Fund.

                  In connection with selecting Ernst & Young LLP to serve as the independent public accountants of the Fund, the Audit Committee considered whether the provision of other services to the Fund was compatible with maintaining Ernst & Young LLP's independence.

                       THE BOARD OF MANAGERS RECOMMENDS A
                 VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES

II.      VOTING INFORMATION.

                  REVOCATION OF PROXIES AND ABSTENTIONS.


                  A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Fund a written notice of revocation; (ii) submitting to the Fund a subsequently executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Fund of revocation by a toll-free telephone call at 1-877-456-6359.

                  Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present at the Meeting and will be counted as votes present at the Meeting. Unmarked proxy cards will be voted to approve each of the Proposals. Because Proposal 1 requires the affirmative vote of the lesser of (i) Members holding interests representing more than 50% of the outstanding voting interests of the Fund, or
(ii) Members holding interests representing 67% or more of the voting interests in the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting interests are present or represented by proxy, abstentions as to Proposal 1 will have the same effect as a vote against such Proposal. Because Managers will be elected by a plurality of the votes cast in person or by proxy, abstentions will not affect the outcome of voting on Proposal 2.


                  QUORUM REQUIREMENTS.


                  A quorum of Members is necessary to hold a valid meeting. If Members holding interests representing a majority of the total number of votes eligible to be cast by all Members as of the record date are present in person or by proxy at the Meeting, a quorum will exist.


                  ADJOURNMENTS.


                  In the absence of a quorum, the Meeting may be adjourned, without additional notice to the Members, by action of Members present in person or by proxy holding interests representing more than 50% of the votes entitled to be cast by the holders of all outstanding voting interests in the Fund. Adjournments may also be sought if a quorum is present, but sufficient votes to approve any Proposal has not been obtained. If any adjournment is proposed, the duly appointed proxies will vote all interests that they are entitled to vote in favor of adjournment. At any such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III.     OTHER MATTERS AND ADDITIONAL INFORMATION.

                  OTHER BUSINESS AT THE MEETING.

                  The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

                  FUTURE MEMBER PROPOSALS.


                  Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Fund's proxy statement for meetings of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Fund does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of the Members should submit such proposal to the Fund at 622 Third Avenue, New York, New York 10017.


                  APPRAISAL RIGHTS.

                  As a Member, you will not have appraisal rights in connection with the proposals described in this Proxy Statement.

                  RESULTS OF VOTING.

                  Members will be informed of the voting results of the Meeting in the Fund's next semi-annual report, which will be sent to Members on or before August 29, 2003.


MEMBERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY FAX TO 1-877-226-7171 OR TO VOTE AS OTHERWISE PROVIDED IN THE ENCLOSED PROXY CARD.


                                         By Order of the Board of Managers


                                         Howard M. Singer
                                         Principal Manager




                                                          Dated:  March 31, 2003

                                    EXHIBIT A





The following Members owned of record or are known by the Fund to own beneficially 5% or more of the outstanding Interests as of the record date:




--------------------------------------------------------------------------------
         Name of Member              Percentage of Outstanding Interests Owned
--------------------------------------------------------------------------------
Canadian Imperial Holdings, Inc.                       13.56%

KBW Asset Management, Inc.                              5.30%


                                    EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

                  AGREEMENT made the ___ day of ______, 2003, by and between Wynstone Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Advantage Advisers Management, L.L.C., a Delaware limited liability company (the "Adviser"):

                              W I T N E S S E T H:

                  WHEREAS,   the  Fund  intends  to  engage  in  business  as  a
closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

                  WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

                  WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions:

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Adviser agree as follows:

                  1. The Fund hereby retains the Adviser to act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), to manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

                  2. Without limiting the generality of paragraph 1 hereof, the Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate and which are consistent with the policies of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws. The Adviser may use, subject to such procedures as may be adopted by the Board, affiliates of the Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

                  3. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Fund under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser or made available to the Adviser by its members.

                  4. The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

                  5. The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement.

                  6. The Fund assumes and shall pay or cause to be paid all expenses of the Fund not expressly assumed by the Adviser under this Agreement, including without limitation: all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds; all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws; attorneys' fees and disbursements associated with updating the Fund's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Fund in connection with offerings of interests of the Fund; the costs and expenses of holding meetings of the Board and any meetings of members of the Fund; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund or the

Board; the administrative services fee paid to Fahnestock & Co. Inc. pursuant to the Administrative Services Agreement and the fees of custodians and persons providing administrative services to the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes; and all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund.

                  7. As full compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement, the Adviser shall be entitled to be the Special Advisory Member of the Fund pursuant to the terms of the Limited Liability Company Agreement of the Fund (the "L.L.C. Agreement"). As the Special Advisory Member, the Adviser shall be entitled to receive an incentive allocation in accordance with the terms and conditions of
Section 5.8 of the L.L.C. Agreement. The pertinent provisions of the L.L.C. Agreement relating to the incentive allocation are contained in Appendix A of this Agreement.

                  8. The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, neither the Adviser nor any of its members, directors, officers or employees thereof, nor any of their affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the "Affiliates") shall be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Adviser and its Affiliates.

                  9. (a) The Fund shall indemnify the Adviser, its members, directors, officers or employees and any of their affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties in respect of the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following:
(i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the members of the Board (the "Managers") who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event it or he receives any such advance, it or he shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that it or he was not entitled to indemnification under this paragraph 9.

                  (b) Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

                  10. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

                  11. This Agreement shall remain in effect for an initial term expiring [______ ____], 2005, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder). The Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

                  12. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

                  13. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by such vote of members of the Fund as is required by the 1940 Act and the rules thereunder.

                  14. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  15. The Fund represents that this Agreement has been duly approved by the Board, including a majority of the Independent Managers, and by the sole initial member of the Fund, in accordance with the requirements of the 1940 Act and the rules thereunder.

                  16. The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.


         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.


                                        WYNSTONE FUND, L.L.C.

                                        By:
                                             -----------------------------------
Attest:                                      Name: Howard M. Singer
                                             Title:   Principal Manager

                                        ADVANTAGE ADVISERS MANAGEMENT, L.L.C.

                                        [---------------------------------],
                                        its Managing Member

                                        By:
                                             -----------------------------------
Attest:                                      Name:
                                             Title:

                                   APPENDIX A

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Fund Agreement.

                                    ARTICLE I

                                   DEFINITIONS

------------------------------ ---------------------------------------------------------
Incentive Allocation           With  respect  to  each  Member,   20%  of  the  amount,
                               determined  as of the  close of each  Allocation  Period
                               with  respect to such  Member,  by which  such  Member's
                               Positive  Allocation Change for such Allocation  Period,
                               if any,  exceeds any positive  balance in such  Member's
                               Loss  Recovery  Account as of the most recent prior date
                               as of which any adjustment has been made thereto.
------------------------------ ---------------------------------------------------------


                                    ARTICLE V

                                     CAPITAL


         5.8      INCENTIVE ALLOCATION

                  (a) So long as the Adviser serves as the Special Advisory Member of the Company, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of Fahnestock & Co. Inc. or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.

                  (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Company any excess amount of Incentive Allocation determined to be owed to the Company.

                                    EXHIBIT C

                              WYNSTONE FUND, L.L.C.
                                  (the "Fund")


                             AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed entirely of the members of the Board of Managers of the Fund (the "Managers") who are not "interested persons" of the Fund (as defined by the Investment Company Act of 1940, as amended) (the "Independent Managers").

2.       The purposes of the Committee are:

         (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Committee may deem necessary or appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         (c) to the extent there are Managers who are not members of the Committee, to act as a liaison between the Fund's independent auditors and the Board of Managers.

         The function of the Committee is oversight; it is the responsibility of CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:

         (a)      to  recommend  the  selection,  retention  or  termination  of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Adviser or its affiliated companies, and to receive the auditors' specific representations as to their independence;


         (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Managers and the members of the Fund;


         (c) to consider the effect on the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors;

         (d) to review the fees charged by the auditors for audit and non-audit services;

         (e) to investigate improprieties or suspected improprieties in Fund operations; and

         (f) to the extent there are Managers who are not members of the Committee, to report its activities to the Board of Managers on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the senior personnel of the Adviser and any other organization that provides accounting services to the Fund and with internal auditors, if any, for the Adviser.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend for adoption by the Managers any changes that the Committee believes to be necessary or appropriate.

8.       This Charter is effective as of October 27, 1999.

                              WYNSTONE FUND, L.L.C.


                        4 EASY WAYS TO VOTE YOUR BALLOT:




                             (1) VIA THE INTERNET, (2) BY TELEPHONE, (3) BY FAX OR (4) BY MAIL

                  VOTING ON THE INTERNET                                         VOTING BY PHONE
                  ----------------------                                         ---------------
o        Read the Proxy Statement and have this card at      o        Read the Proxy Statement and have this card at
         hand                                                         hand

o        Log on to WWW.PROXYWEB.COM                          o        Call toll-free at 1-888-221-0697

o        Enter the control number shown on this proxy card   o        Enter the control number shown on this proxy
         and follow the on-screen instructions                        card and follow the recorded instructions

o        Do not return this paper ballot                     o        Do not return this paper ballot


                       VOTING BY FAX                                              VOTING BY MAIL
                       -------------                                              --------------

o        Mark your voting preferences, sign and date this    o        Read the Proxy Statement
         proxy card
                                                             o        Check the appropriate boxes on this proxy card

o        Fax BOTH SIDES of your completed proxy card to      o        Sign and date this proxy card
         1-877-226-7171
                                                             o        Mail your completed proxy card in the enclosed
o        Do not return this paper ballot                              envelope


                           DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET, TELEPHONE OR FAX


                              WYNSTONE FUND, L.L.C.

                        PROXY SOLICITED ON BEHALF OF THE
                              BOARD OF MANAGERS FOR
                  SPECIAL MEETING OF MEMBERS ON APRIL 25, 2003


         The undersigned  hereby appoints William Fink, Barbara Pires and Howard
M. Singer, jointly and severally, as proxies ("Proxies"), with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Wynstone Fund, L.L.C. (the "Fund") held of record by the undersigned on February 28, 2003 at the Special Meeting (the "Meeting") of Members of the Fund to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on April 25, 2003 at 11:00 a.m. (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Fund covered hereby. I acknowledge receipt of the Notice of Special Meeting of Members and the Proxy Statement dated March 31, 2003.


THE BOARD OF MANAGERS OF THE FUND RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.


1. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH ADVANTAGE ADVISERS MANAGEMENT, L.L.C.


         PLACE AN "X" IN ONE BOX.

         FOR  [ ]          AGAINST   [ ]         ABSTAIN   [ ]

2.       ELECTION OF MANAGERS.

(arrow left)    Mark "FOR ALL" if you wish to vote for all nominees.

(arrow left)    Mark "WITHHOLD ALL" if you wish to vote against all nominees.


(arrow left)    Mark "FOR ALL EXCEPT" and write the number(s) of the  nominee(s)
                on the lines below if you wish to withhold authority for any individual nominee(s).


                   FOR                      WITHHOLD              FOR ALL
                   ALL                        ALL                 EXCEPT*
                   [ ]                        [ ]                   [ ]

         Nominees:       (1) Jesse H. Ausubel, (2) Charles F. Barber,
                         (3) Paul Belica, (4) James E. Buck (5) Luis Rubio,
                         (6) Janet L. Schinderman, (7) Howard M. Singer



         List Exceptions:
                             ---------------------------------------------


                             ---------------------------------------------


                             ---------------------------------------------


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FAX TO 1-877-226-7171.

If this proxy is properly executed and received by the Fund prior to the meeting, the interests in the Fund represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposal 1 and FOR ALL nominees for election as Managers of the Fund.


PLEASE  DATE  AND  SIGN  BELOW  EXACTLY  AS NAME  APPEARS  ON THIS  PROXY  CARD.
INDIVIDUALS, JOINT TENANTS AND IRA INVESTORS, PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. WITH RESPECT TO ENTITY INVESTORS, EACH PERSON REQUIRED TO SIGN UNDER THE INVESTOR'S GOVERNING DOCUMENTS MUST SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE. IF MORE THAN ONE AUTHORIZED SIGNATORY IS REQUIRED, EACH SIGNATORY SHOULD SIGN. IF INTERESTS IN THE FUND ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.





--------------------------------------------------------------



--------------------------------------------------------------
Signature                  (Please sign in Box)
     Name:
     Title:

--------------------------------------------------------------
--------------------------------------------------------------



--------------------------------------------------------------
Signature                  (Please sign in Box)
     Name:
     Title:

--------------------------------------------------------------
--------------------------------------------------------------




Date:_____________






                                       3